Amplify Pure Junior Gold Miners ETF
Schedule of Investments
July 31, 2021 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 99.8%
Materials - 99.8%
Alamos Gold, Inc.	6,267	$50,905
Alkane Resources Ltd. (a)	63,003	53,489
Argonaut Gold, Inc. (a)	24,000	64,597
B2Gold Corp.	11,666	48,875
Caledonia Mining Corp. PLC	2,811	35,728
Calibre Mining Corp. (a)	18,740	22,668
Centamin PLC	35,788	53,266
Centerra Gold, Inc.	5,586	44,881
Coeur Mining, Inc. (a)	6,836	51,543
Dacian Gold Ltd. (a)	95,451	17,540
DRDGOLD Ltd. - ADR	5,076	53,755
Dundee Precious Metals, Inc.	7,393	44,713
Eldorado Gold Corp. (a)	4,649	43,423
Equinox Gold Corp. (a)	5,888	40,940
Evolution Mining Ltd.	16,636	51,114
Gold Road Resources Ltd.	54,203	52,791
Gold Standard Ventures Corp. (a)	60,819	34,484
Golden Star Resources Ltd. (a)	15,296	40,534
Gran Colombia Gold Corp.	11,171	42,506
Great Bear Resources Ltd. (a)	2,056	24,556
Great Panther Mining Ltd. (a)	61,506	38,460
Greatland Gold PLC (a)	139,392	34,885
IAMGOLD Corp. (a)	15,554	42,487
Jaguar Mining, Inc.	8,454	37,585
K92 Mining, Inc. (a)	8,587	61,908
Karora Resources, Inc. (a)	14,521	44,435
Koza Altin Isletmeleri AS (a)	6,240	77,426
Lundin Gold, Inc. (a)	5,766	52,240
McEwen Mining, Inc. (a)	43,788	52,546
Novagold Resources, Inc. (a)	3,638	28,501
Novo Resources Corp. (a)	11,659	20,547
OceanaGold Corp. (a)	29,740	57,891
Osisko Gold Royalties Ltd.	4,175	56,889
Osisko Mining, Inc. (a)	13,771	35,080
Pan African Resources PLC	129,627	31,216
Perseus Mining Ltd. (a)	55,334	68,128
Petropavlovsk PLC (a)	144,726	43,102
Pretium Resources, Inc. (a)	4,455	41,504
Ramelius Resources Ltd.	40,763	51,087
Red 5 Ltd. (a)	242,735	34,792
Regis Resources Ltd.	21,921	41,572
Resolute Mining Ltd. (a)	136,827	54,310
Royal Gold, Inc.	560	68,051
Sabina Gold & Silver Corp. (a)	19,773	30,095
Sandstorm Gold Ltd. (a)	6,538	51,430
Seabridge Gold, Inc. (a)	2,092	37,886
Silver Lake Resources Ltd. (a)	38,496	43,435
SSR Mining, Inc.	3,374	54,893
St Barbara Ltd.	31,580	41,087
Torex Gold Resources, Inc. (a)	3,656	41,089
Wesdome Gold Mines Ltd. (a)	6,511	65,822
West African Resources Ltd. (a)	67,228	52,381
Westgold Resources Ltd. (a)	29,237	37,716
Yamana Gold, Inc.	11,705	52,414
		2,455,198
Total Common Stocks (Cost $2,641,505)		2,455,198

MONEY MARKET FUNDS - 0.2%
Invesco Government & Agency Portfolio - institutional Class - 0.03% (b)	4,080	4,080
Total Money Market Funds (Cost $4,080)		4,080
Total Investments - 100.0%
(Cost $2,645,585)		$2,459,278

Percentages are based on Net Assets of $2,458,804.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)	Seven-day yield as of July 31, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended July 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2021, there have been no significant changes to the Fund’s fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of July 31, 2021:

Category
Investments in Securities
Assets
Level 1
Common Stocks
Australia	$657,333
Britain	66,100
Canada	1,284,297
Jersey	53,266
Russia	43,101
South Africa	89,483
Turkey	77,426
United States	184,192
Money Market Funds	4,080
Total Level 1	2,459,278
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$2,459,278

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2021, there were no transfers into or out of Level 3 for the Fund.